UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2013 (May 31, 2013)

CardioGenics Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.02 Unregistered Sale of Equity Securities	3

Item 9.01 Exhibits	3

SIGNATURE	4

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Item 3.02 – Sale of Unregistered Equity Securities

On May 31, 2013 and June 3, 2013, CardioGenics Holdings Inc. (the “Company”) issued a total of (a) four (4) Series B Convertible Debentures (the “Convertible Debentures”) and (b) four (4) warrants (the “Warrants”), dated as of May 31, 2013 and June 3, 2013, to four accredited investors (three of whom are directors and/or officers of the Company) in consideration for an aggregate purchase price of $655,000 paid by the investors pursuant to the terms of convertible debenture unit purchase agreements entered into between the Company and the investors (the “Convertible Debenture Unit Purchase Agreements”). The Convertible Debentures bear interest at an annual rate of 10%, have maturity dates that are three years following the date of the convertible debenture and are convertible by the holders at any time into common stock of the Company at a conversion price of $0.25 per share. The Warrants entitle the warrant holders to purchase shares of the Company’s common stock at an exercise price of $0.15 per share. The Warrants also have terms of three years from the date of the Warrant. The Convertible Debentures, the Warrants and their underlying shares do not have any registration rights and are subject to the rights and restrictions of Rule 144. All of the above-referenced securities were offered and sold solely to accredited investors pursuant to Rule 506 of Regulation D of the Securities Act of 1933 and, accordingly, were exempt from registration.

In connection with the Convertible Debentures, the Company also entered into Interest Escrow Account Agreements with each investor (the “Interest Escrow Account Agreements”), pursuant to which the Company agreed to establish and fund an escrow account through which the first 12 months’ of accrued interest under the Convertible Debentures would be paid.

The foregoing description of the Convertible Debenture Unit Purchase Agreements, the Convertible Debentures, the Warrants and the Interest Escrow Account Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, the forms of which are filed as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01 Exhibits.

Index to Exhibits

10.1	Form of Convertible Debenture Unit Purchase Agreement (Including Forms of Convertible Debenture and Warrant)

10.2	Form of Interest Escrow Account Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

By:	/s/ Yahia Gawad
	Name:	Yahia Gawad
	Title:	Chief Executive Officer

Dated: June 3, 2013

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